SECOND AMENDED AND RESTATED SUBSCRIPTION AND REPURCHASE AGREEMENT (this "Agreement"), dated as of August 6, 2004, between SCAN-OPTICS, INC. (the "Company") and ARK CLO 2000-1, LIMITED (the "Purchaser" and, together with the Company, individually, a "Party," and collectively, the "Parties").

                                    RECITALS

         A. Purchaser and the Company are parties to the Credit Agreement (defined below) relating to, among other things, certain Loans (defined below) made by the Purchaser to the Company.

         B. As consideration for the Purchaser's agreement to surrender to the Company for cancellation certain warrants to purchase common stock of the Company and certain preferred stock of the Company, extending the maturity date of the Loans under the Credit Agreement and the termination of the Master Agreement (defined below), the Company wishes to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company, the Securities (as defined below), on the terms and subject to the conditions of this Agreement.

         C. The Company and the Purchaser now wish to enter into this Agreement to provide for the acquisition of the Securities by the Purchaser and the Purchaser's agreement to transfer certain of the Securities to the Company under certain circumstances, all as set forth herein.

         D. The Parties are amending and restating this Agreement to modify certain provisions that did not reflect the existence of 413,500 shares of common treasury stock held by the Company and the expiration of certain outstanding options.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

                                  Defined Terms

Section 1.01. Definitions. As used in this Agreement, the following terms have the meanings stated:

                  "2004 Plan" has the meaning stated in Section 5.07(b).

                  "Affiliate" of a Person means any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person or any of its Subsidiaries.

                  "Amended and Restated Certificate" has the meaning stated in
Section 4.01(f).

                  "Cancelled Preferred Stock" means that certain stock certificate No. 1 issued by the Company to the Purchaser representing 380,000 shares of the Series B Redeemable Preferred Stock of the Company.

                  "Cancelled Securities" means the Cancelled Preferred Stock and the Cancelled Warrant.

                  "Cancelled Warrant" means that certain Warrant No. W-1 dated as of December 31, 2001 issued by the Company to the Purchaser entitling the holder thereof to purchase 33.20% of the Company's Common Stock on a fully diluted basis as of December 31, 2001.

                  "Certificate of Designations" has the meaning stated in
Section 4.01(g).

                  "Closing" has the meaning stated in Section 3.01.

                  "Closing Date" has the meaning stated in Section 3.01.

                  "Common Stock" means the common stock, par value $.02 per share, of the Company.

                  "Company" has the meaning stated in the Heading of this Agreement and its successors.

                  "Company Indemnified Persons" has the meaning stated in
Section 8.01(b).

                  "Confidential Information" has the meaning stated in Section 7.01(c).

                  "Consents" means any approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any Governmental Body or other Person.

                  "Contract" means any agreement, contract, license, lease, instrument, document, note, bond, mortgage, indenture, guarantee, or other legally binding commitment or obligation, whether or not written, each as amended or modified from time to time.

                  "Credit Agreement" means that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2004, among the Company, the guarantors identified therein, the Purchaser and the other lenders identified therein and Patriarch Partners Agency Service, LLC, as the same may be amended, modified and supplemented from time to time in accordance with the terms thereof.

                 "Dollars" and "$" refer to United States dollars and other lawful currency of the United States of America from time to time in effect.

                 "Existing Management" means any of Joseph P. Crouch, Richard C. Goyette, Joel K. Howser, James C. Mavel, Clarence W. Rife, Michael Villano, Alan W. Ware, Peter

         Stelling and any other management level employees who are granted options under the Existing Management Option Plan.

                  "Existing Management Option Agreements" means all of the stock option agreements pursuant to the Existing Management Option Plan covering the options granted to date to Existing Management and set forth on Schedule A attached hereto and options that may be granted from time to time in the future under such plan.

                  "Existing Management Option Plan" means the Company's amended and restated senior executive stock option plan covering 6,470,929 shares of Common Stock.

                  "Governmental Body" means any legislative, agency, bureau, commission or court, whether federal, state, local, domestic or foreign.

                  "Loans" shall have the meaning given to such term in the Credit Agreement.

                  "Losses" has the meaning stated in Section 8.01(a).

                  "Master Agreement" means that certain Master Agreement, dated as of August 2, 1999, as amended by that certain First Amendment to Master Agreement dated as of December 31, 2001 and that certain Second Amendment to Master Agreement dated as of March 30, 2004.

                  "Option Shares" means any shares of the Company's Common Stock to be issued to any of the Existing Management upon the exercise of his rights under any Existing Management Option Agreement.

                  "Outside Date" has the meaning stated in Section 3.01.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a Governmental Body.

                  "Purchaser" has the meaning stated in the heading of this Agreement, and its successors and permitted assigns.

                  "Purchaser Common Stock" has the meaning stated in Section
2.01.

                  "Purchaser Indemnified Person" has the meaning stated in
Section 8.01(a).

                  "Purchaser Preferred Stock" has the meaning stated in Section 2.01.

                  "Recapitalization" has the meaning set forth in the Credit Agreement.

                  "Regulation" means each applicable law, rule, regulation or order by any Governmental Body and each judgment, injunction or order of any Governmental Body.

                  "Required Consents" has the meaning stated in Section 5.04.

                  "Sale Agreements" means this Agreement, the Certificate of Designations, and the Share Certificates.

                  "Securities" has the meaning stated in Section 2.01.

                  "Securities Act" means the Securities Act of 1933, as amended, and the related regulations and published interpretations.

                  "Series I Preferred Stock" means the Company's Preferred Stock, par value $0.02 per share, designated as "4% Series I Cumulative Redeemable Preferred Stock" pursuant to the Certificate of Designations.

                  "Share Certificates" means the stock certificates representing the Securities to be purchased by the Purchaser hereunder.

                  "Subsidiary" of a Person means any Person of which equity securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, the general partner, the manager or other persons performing similar functions are at the time directly or indirectly owned by the Person. Unless the context otherwise requires, references to one or more Subsidiaries are references to Subsidiaries of the Company.

                  "Transactions" means the transactions contemplated by, or described in, this Agreement and the other Sale Agreements, including, without limitation, the issuance, sale, transfer, assignment, conveyance and delivery of the Securities to the Purchaser.

                                   ARTICLE II

                       Issuance and Sale of the Securities
                       -----------------------------------

         Section 2.01. Issuance and Sale of the Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company will issue, sell, transfer, assign, convey and deliver to the Purchaser
(a) 420,857 shares of Series I Preferred Stock (the "Purchaser Preferred Stock"), and (b) 34,425,345 shares of the Company's Common Stock (the "Purchaser Common Stock" and collectively with the Purchaser Preferred Stock, the "Securities"), and the Purchaser will purchase, acquire and accept from the Company the Securities, for the consideration set forth in Section 2.02.

         Section 2.02. The Consideration. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, as payment in full of the purchase price for the Securities and as an integral part of the Recapitalization, (i) the Purchaser will surrender to the Company for cancellation the Cancelled Preferred Stock and the Cancelled Warrant, (ii) the Purchaser and the Company shall terminate and cancel the Master Agreement and the Purchaser shall transfer to the Company (on an "as is" and "where is" basis, without any representation or warranty whatsoever) all of its interests (if any) in the personal property subject to such Master Agreement, and (iii) the maturity date of the Loans shall be extended from June 1, 2005 to March 30, 2007.

                                  ARTICLE III

                                   The Closing
                                   -----------

         Section 3.01. Time and Place of the Closing. The closing of the issuance, sale, transfer, assignment, conveyance and delivery of the Securities (the "Closing"), will be deemed to take place at the offices of Richards Spears Kibbe & Orbe LLP, One World Financial Center, New York, New York 10281, at 10:00 a.m. (New York City time), as of the date on which all of the conditions to closing set forth in this Agreement are satisfied or waived (the "Closing Date"), so long as the conditions to closing set forth in this Agreement are satisfied or waived on or prior to September 30, 2004 or such later date agreed to by the Purchaser (the "Outside Date").

                                   ARTICLE IV

                            Conditions to the Closing
                            -------------------------

         Section 4.01. Conditions Precedent to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement are expressly subject to the fulfillment of each of the following conditions, unless waived by the Purchaser in writing, at or before the Outside Date.

         (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the other Sale Agreements shall be true in all material respects on and as of the Closing Date.

         (b) Performance of Agreements. The Company shall have performed and complied in all material respects with all of its covenants and other obligations contained in this Agreement and in the other Sale Agreements required to be performed or complied with by the Company at or before the Closing Date.

         (c) Consents. The Purchaser shall have received copies of all of the Required Consents, which Required Consents shall have been duly obtained or made and shall be effective on and as of the Closing Date.

         (d) No Actions. There shall be no lawsuit, action, proceeding or claim by any Governmental Body or by any other Person (i) challenging or seeking to restrain or prohibit the Transactions, or (ii) seeking to obtain from the Purchaser or any of its Affiliates in connection with the Transactions any damages.

         (e) Share Certificates. The Purchaser shall have received the Share Certificates, registered in the names of the Purchaser, duly executed and delivered by the Company.

         (f) Amended and Restated Certificate of Incorporation. The Board of Directors and the shareholders of the Company shall have adopted the Amended and Restated Certificate of Incorporation, in the form of Exhibit 4.01(f) hereto (the "Amended and Restated Certificate"), and such Amended and Restated Certificate shall have been filed with, and accepted for filing by, the Secretary of State of the State of Delaware.

         (g) Certificate of Designations. The board of directors of the Company shall have adopted the Certificate of Designations for the Series I Preferred Stock, in the form of Exhibit 4.01(g) hereto (the "Certificate of Designations"), and such Certificate of Designations shall have been filed with, and accepted for filing by, the Secretary of State of the State of Delaware.

         (h) Good Standing Certificate. The Purchaser shall have received a certificate of the Secretary of State of the jurisdiction in which the Company is organized, dated as of a recent date, as to the good standing of the Company.

         (i) Opinion of Counsel. The Purchaser shall have received an opinion of Day, Berry & Howard, counsel for the Company, in form and substance reasonably satisfactory to the Purchaser.

         (j) Election of Directors. Lynn Tilton, Michael Scinto and Scott Schooley shall have been nominated and elected to the board of directors of the Company at the 2004 Annual Stockholder Meeting.

         (k) Resignation of Directors. Each of E. Bulkeley Griswold, Robert H. Steele and Lyman C. Hamilton, Jr. shall have tendered his resignation as a member of the Board of Directors of the Company.

         Section 4.02. Conditions Precedent to the Obligations of the Company. The obligations of the Company under this Agreement are expressly subject to the fulfillment of each of the following conditions, unless waived by the Company in writing, at or before the Outside Date.

         (a) Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement and in the other Sale Agreements shall be true in all material respects on and as of the Outside Date with the same force and effect as though made on and as of the Outside Date, effective as of the Closing Date.

         (b) Performance of Agreements. The Purchaser shall have performed and complied in all material respects with all of its covenants and other obligations set forth in this Agreement and in the other Sale Agreements required to be performed or complied with by the Purchaser at or before the Outside Date.

         (c) Consents. The Company shall have received copies of all of the Required Consents which Required Consents shall have been duly obtained or made and shall be effective on and as of the Outside Date.

         (d) No Actions. There shall be no lawsuit, action, claim or proceeding by any Governmental Body or by any other Person (i) challenging or seeking to restrain or prohibit the Transactions, or (ii) seeking to obtain from the Company or any of its Affiliates in connection with the Transactions any damages that are material in relation to the Company or any of its Affiliates.

         (e) Cancellation of Cancelled Warrants, Cancelled Preferred Stock and Master Loan Agreement. The Company shall have received the original Cancelled

Warrant and Cancelled Preferred Stock Certificate, and the Purchaser and the Company shall have executed this Agreement.

                                   ARTICLE V

                  Representations and Warranties of the Company
                  ----------------------------------------------

         The Company hereby represents and warrants to the Purchaser as of the date hereof and as of the Outside Date, effective as of the Closing Date, as follows:

         Section 5.01. Existence and Power. Each of the Company and its Subsidiaries (a) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified under the laws of each jurisdiction in which qualification is required to own, lease or license their assets and properties or to carry on their business, and (c) has all necessary corporate or limited liability company power and authority, as the case may be, required to own, lease or license their assets and properties, to conduct their businesses and to execute and deliver this Agreement and the other Sale Agreements to which it is a Party and to consummate the Transactions.

         Section 5.02. Authorization; Binding Effect. The execution and delivery by the Company of this Agreement and the other Sale Agreements, the performance by the Company of its obligations under this Agreement and the other Sale Agreements and the consummation of the Transactions by the Company has been duly authorized by all necessary corporate action on the part of the Company. This Agreement is, and the other Sale Agreements are, or will be, when executed and delivered in accordance with this Agreement, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except that such enforcement (a) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and
(b) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

         Section 5.03. Contravention. Neither the execution, delivery and performance of this Agreement or the other Sale Agreements by the Company nor the consummation of the Transactions by the Company will (with or without notice or lapse of time or both) (a) violate or breach any provision of the Company's or any of its Subsidiaries' organizational or governing documents, (b) violate or breach any Regulation by which the Company, any of its Subsidiaries or any of their assets or properties may be bound or affected, or (c) breach or result in a default under, result in the acceleration of, or give rise to a right of termination, cancellation, modification or acceleration or require any notice under, any material Contract to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their assets or properties, including, without limitation, the Securities, may be bound or affected.

         Section 5.04. Required Consents. The Company has obtained all Consents (all such Consents being the "Required Consents") which are required or advisable in connection with (a) the due execution and delivery by the Company of this Agreement and the other Sale Agreements and the performance of the Company's obligations thereunder, and (b) the consummation of the Transactions by the Company, including, without limitation, the issuance, sale, transfer, assignment, conveyance and delivery of the Securities to the Purchaser hereunder.

         Section 5.05. Litigation. There is no lawsuit, action, claim or proceeding against the Company or any of its Subsidiaries that questions the validity of this Agreement or any of the other Sale Agreements or that involves or relates to any of the Transactions.

         Section 5.06. The Securities.

         (a) Series I Preferred Stock. (i) The shares of Series I Preferred Stock purchased by the Purchaser hereunder will have the terms and provisions set forth in the Certificate of Designations.

         (b) Title to the Securities. Upon delivery to the Purchaser at the Closing of the Share Certificates with respect to the Securities for the issuance, sale, transfer, assignment, conveyance and delivery to the Purchaser,
(A) the Purchaser will become the sole record owner of such Securities and good and marketable title to such Securities will pass to the Purchaser, free and clear of any liens, claims, encumbrances or security interests of any kind, other than those created by the Purchaser or as expressly set forth in Section
7.04 below, and (B) such Securities will be duly authorized, validly issued, fully paid and nonassessable.

         Section 5.07. Capitalization.

         (a) Authorized, Issued and Outstanding Shares. As of the Closing Date, immediately following the issuance and sale of the Securities pursuant to this Agreement, the authorized capital stock of the Company will consist of (i) 5,000,000 shares of Preferred Stock, par value $.02, of which 420,857 have been designated Series I Preferred Redeemable Preferred Stock, all of which will be issued and outstanding (for the avoidance of doubt, no other shares of Preferred Stock shall, as of the Closing Date, be designated, issued or outstanding), and
(ii) 65,000,000 shares of Common Stock, par value $.02, of which 41,451,577 shares will be issued and outstanding (the 41,451,577 shares of Common Stock issued and outstanding do not include 413,500 shares of common treasury stock held by the Company). All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. As of the Closing Date, except as set forth above, the Company will not have any equity securities issued and outstanding, except for the options listed in clause (b) below.

         (b) Rights, Options, Etc. Except for (i) currently outstanding options to purchase 542,000 shares of Common Stock granted to the Company's employees pursuant to the Company's employee stock incentive plans, (ii) currently outstanding options to purchase 774,183 shares of Common Stock granted to officers of the Company, (iii) currently outstanding options to purchase 285,000 shares of Common Stock granted to directors of the Company and (iv) currently outstanding options to purchase 1,080,000 shares of Common Stock (which will, together with additional shares of Common Stock to be issued under the Existing Management Option Plan, scheduled to occur on or before the date which is ten
(10) trading days after the Closing Date (such issuance, the "Option Issuance"), be exercisable for a total of 6,470,929 shares of Common Stock) granted to executive officers of the Company, pursuant to the six stock option plans for key employees, officers and directors of the Company (collectively the "Options"), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. As of the Closing Date, there are in addition an aggregate of 2,357,272 shares of Common Stock reserved under stock option plans of the Company and not covered by existing options (or in the case of the Existing Management Option Agreements, to be covered by such agreements after giving effect to the Option Issuance), comprised of (x) 86,770 shares of Common Stock reserved for future grants under all of the Company's stock option plans (other than the Existing Management Option Plan) in existence prior to the Recapitalization and (y) 2,270,502 shares of Common Stock reserved for future grants under the 2004 Incentive and Non-Qualified Stock Option Plan ("2004 Plan") adopted in connection with the Recapitalization, after giving effect to the covenant set forth in Section 7.07 of this Agreement. The Company is not a party to or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         Section 5.08. No Brokers. The Company has not engaged or employed any finder, broker, agent or other intermediary in connection with the Transactions. There are no fees, commissions or compensation payable by the Purchaser to any Person engaged or retained by, through or on behalf of the Company in connection with the consummation of the Transactions.

         Section 5.09. Securities Laws. The Company has not offered to sell any portion of the Securities or any interest therein in a manner which violates any applicable securities law or would require the issuance and sale hereunder to be registered under the Securities Act.

         Section 5.10. Misstatements. No representation or warranty contained in this Agreement or any other Sale Agreement, contained or will contain, as the case may be, any material misstatement of fact or omitted or will omit, as the case may be, to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

                                   ARTICLE VI

                 Representations and Warranties of the Purchaser
                 -----------------------------------------------

         The Purchaser hereby represents and warrants to the Company as of the date of this Agreement and as of the Outside Date, effective as of the Closing Date, as follows:

         Section 6.01. Existence and Power. The Purchaser (a) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (b) has all necessary power and authority to execute and deliver the Sale Agreements and to consummate the Transactions.

         Section 6.02. Authorization; Binding Effect. The execution and delivery by the Purchaser of this Agreement and the other Sale Agreements, the performance by the Purchaser of its obligations under this Agreement and the other Sale Agreements and the consummation of the Transactions by the Purchaser has been duly authorized by all necessary action on the part of the

Purchaser. This Agreement and each of the other Sale Agreements is, or will be, when executed and delivered in accordance with this Agreement, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, except that such enforcement (a) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (b) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

         Section 6.03. Contravention. Neither the execution, delivery and performance of this Agreement and the other Sale Agreements by the Purchaser nor the consummation of the Transactions by the Purchaser will (with or without notice or lapse of time or both) (a) violate or breach any provision of the Purchaser's organizational or governing documents, (b) violate or breach any Regulation by which the Purchaser or any of its properties may be bound or affected, or (c) breach or result in a default under any material Contract to which the Purchaser is a party or by which the Purchaser or any of its properties may be bound or affected.

         Section 6.04. Consents. Except for the Required Consents, all Consents have been obtained which are required or advisable in connection with (a) the due execution and delivery by the Purchaser of this Agreement and the other Sale Agreements and the performance of the Purchaser's obligations thereunder and (b) the consummation of the Transactions by the Purchaser.

         Section 6.05. Litigation. There is no lawsuit, action, claim or proceeding against the Purchaser that involves any of the Transactions or any material property owned, licensed, leased or used by the Purchaser that, individually or in the aggregate, if determined adversely to the Purchaser, would materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or the other Sale Agreements.

         Section 6.06. Investment Representations.

         (a) Purchase for Own Account. The Securities will be acquired for the Purchaser's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof in violation of applicable securities laws.

         (b) No Registration. The Purchaser understands and acknowledges that the Securities are not being registered under the Securities Act, or any state securities laws on the grounds that the issuance thereof is exempt under Section 4(2) of the Securities Act, and such state securities laws as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the representations by the Purchaser herein. The Purchaser understands that the Securities cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

         (c) Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501(a) of the Securities Act.

         (d) Legend. The Purchaser agrees that the Company will obtain "stop transfer" orders with respect to the Securities purchased by the Purchaser hereunder to ensure that the Purchaser abides by the transfer restrictions applicable to the Securities. In addition, the Purchaser agrees that the Securities will bear the following legends for so long as applicable under applicable securities laws:

                  "The Securities represented by this certificate have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws and such Securities have been issued to the holder in reliance upon certain exemptions from registration and qualification provided in the 1933 Act and the rules and regulations thereunder and the applicable state securities laws. Accordingly, neither such Securities or nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the 1933 Act and any applicable state securities laws or (2) such Securities are offered, sold, pledged, assigned, or transferred in the manner pursuant to a valid exemption therefrom."

         The Repurchase Shares that are subject to repurchase by the Company pursuant to Section 7.04 of this Agreement shall also bear the following legend for so long as such repurchase rights are applicable.

                  "The shares of stock represented by this certificate are subject to restrictions upon transfer and a right of repurchase by the Company set forth in a certain Second Amended and Restated Subscription and Repurchase Agreement between the Company and the registered owner of this certificate. The Company will furnish a copy of such agreement to the holder of this certificate upon written request and without charge."

                                  ARTICLE VII

                                    Covenants
                                    ---------

Section 7.01.     Confidentiality.
                  ---------------

         (a) Confidentiality. Each of the Company and the Purchaser will not, and will cause its respective shareholders, partners, managers, members, directors, officers, employees, agents, counsel, accountants, advisors, Affiliates and other representatives not to, directly or indirectly, disclose, reveal, divulge, publish or otherwise make known to any Person any Confidential Information for any reason or purpose whatsoever, other than disclosures to such Person's directors, officers, employees, agents, counsel, accountants, lenders, potential lenders, investors, potential investors, investment managers and other authorized representatives who need to know such Confidential Information and are advised of the confidential nature of the Confidential Information.

         (b) Permitted Disclosure. Notwithstanding the provisions of Section 7.01(a) above (i) the Purchaser shall be permitted to disclose Confidential Information to any Person in connection with the Transfer, or proposed Transfer, of the Securities, any portion thereof, or any interest therein, including, without limitation, any potential transferee in connection with any such Transfer or proposed Transfer, and to use the Confidential Information in connection with any such proposed Transfer, so long as the proposed transferee agrees to maintain the confidentiality of such information, (ii) the Company and the Purchaser shall be permitted to disclose

Confidential Information as required by applicable Regulation or a subpoena or court order by a court of competent jurisdiction, and (iii) the Company and the Purchaser shall be permitted to disclose Confidential Information to the extent necessary to obtain the Required Consents or otherwise effectuate the Transactions.

         (c) "Confidential Information". For purposes of this Agreement, the term "Confidential Information" means any non-public information about the Company delivered to such Person; provided, however, that "Confidential Information" does not include information which (A) is in the public domain at the time it is received by the Purchaser, or (B) which becomes public through no fault of the Purchaser or any other Person.

         Section 7.02. Further Assurances. Promptly upon the reasonable request by the Purchaser, the Company shall (a) correct any defect or error that may be discovered in this Agreement or in any other Sale Agreement or in the execution, delivery, acknowledgment or recordation of this Agreement or any other Sale Agreement, (b) execute, acknowledge, deliver, record, file and register, any and all such further acts, conveyances, assignments, notices of assignment, transfers, certificates, assurances, endorsements and other instruments, and (c) take all such action, in each case, as such requesting party may require from time to time.

         Section 7.03. Expenses. The Company shall be responsible for and pay the Purchaser's and its own legal, accounting and other fees and expenses arising from the due diligence review, and the negotiation, preparation and execution of this Agreement and the other Sale Agreements.

         Section 7.04. Repurchase by the Company.

         (a) Repurchase. Upon the exercise by any of the Existing Management of his rights under any of the Existing Management Option Agreements to receive Option Shares ("Repurchase Options"), the Company shall repurchase from the Purchaser, and the Purchaser hereby agrees to sell, transfer and deliver to the Company, the same number of shares of Common Stock, at a price of $.02 per share (the "Repurchase Price"), as are issued to the Existing Management as Option Shares. This repurchase right shall apply to no more than 6,470,929 shares of Purchaser's Common Stock (the "Repurchase Shares"), as adjusted for stock dividends, stock splits, reverse splits or combinations, recapitalizations or other similar events; provided, that such adjustment for any such event that would result in an increase of the number of shares of Common Stock issued and outstanding shall only occur if both (i) the Repurchase Shares shall have received the benefit of any such event (except in the case of an issuance of shares under Section 7.04(c)) and (ii) the Existing Management Option Agreements shall have provided commensurate anti-dilution protection for the Option Shares to be issued thereunder; and provided, further, any reverse split, recombination or other similar event that acts to reduce the number of Repurchase Shares available under this Section 7.04 shall so reduce the number of such Repurchase Shares notwithstanding the effect such event has on the number of Option Shares issuable under the Existing Management Option Agreements. The Company and the Purchaser agree that the intent of the preceding sentence is to ensure that no more than 18.8% of the Purchaser Common Stock shall constitute Repurchase Shares subject to repurchase by the Company pursuant to this Section 7.04.

         (b) Restriction on Sale. The Purchaser shall not sell, transfer, assign or convey any of the Repurchase Shares without the prior written consent of the Company; provided, that, after the third anniversary of the date of this Agreement, to the extent that any Existing Management Option Agreement terminates and Option Shares are no longer issuable thereunder, or to the extent that any Option Shares cease to be issuable under any of the Existing Management Option Agreements or to the extent that options under the Existing Management Option Agreements are never granted with respect to such Option Shares, this
Section 7.04 shall no longer apply to an equal number of shares of Purchaser Common Stock and that number of shares of the Purchaser Common Stock shall no longer constitute Repurchase Shares subject to repurchase by the Company hereunder and shall no longer be subject to the restriction on transfer set forth in this Section 7.04(b). At any time that any shares of Purchaser Common Stock no longer constitute Repurchase Shares, the Company shall issue new certificates to the Purchaser for such shares not bearing the legend relating to Repurchase Shares set forth in Section 6.06(d).

         (c) Remedy. If, at any time the Purchaser does not transfer the applicable Option Shares of the Company as required by Section 7.04(a) within thirty (30) days of the Company's delivery to the Purchaser of written notice of the exercise by the Existing Management member (such person for purposes of Section 7.04, a ("Optionee"), of his rights under the Existing Management Option Agreement to receive Option Shares in accordance with the terms of the Existing Management Option Agreement (compliance by such Optionee to include, without limitation, as applicable, the (x) exercise of the vested portion of such Option only within the term of the Option, (y) payment to the Company of the exercise price therefor and (z) payment to the Company of all applicable Federal, state and local withholding taxes required to be paid by the Company upon such exercise), then the Company shall promptly (but in any event within sixty (60) days after the end of such thirty day period): (I) (x) issue the Option Shares issuable upon exercise of such Existing Management Option Agreement to such Optionee and (y) issue additional securities of the Company such that (i) each stockholder of the Company (including the Optionee who had received Option Shares pursuant to this remedy provision) receives additional Common Stock, and
(ii) each holder of options or rights convertible into or exercisable for shares of Common Stock of the Company receives additional options or rights, in each case other than the Purchaser and any of its permitted transferees holding Purchaser Common Stock (collectively, the "Purchaser Common Stockholders"), such that, after such additional issuances, the Purchaser Common Stockholders shall have the percentage ownership of Common Stock of the Company, as would have resulted had the Purchaser transferred the number of Repurchase Shares to the Company in accordance with the requirements of Section 7.04(a) hereof, and (II) increase the number of shares of Common Stock allocated to the 2004 Plan such that the 2004 Plan shall have for issuance the same percentage of shares of the Common Stock of the Company as it would have had had the Purchaser transferred the number of Repurchase Shares to the Company in accordance with the requirements of Section 7.04(a) hereof.

         (d) Transfer to Trust. In the event that the Purchaser's Class A Notes no longer have an investment grade rating, the Purchaser shall transfer any remaining Repurchase Shares to a trust which shall hold such Repurchase Shares subject to an agreement embodying the provisions of this Section 7.04. The trust shall have no business other than holding such Repurchase Shares. The Purchaser shall be the sole beneficial owner of such trust and shall have the right to appoint the trustee of the trust. Any expenses of the trust and the trustee shall be paid by the Company.

         Section 7.05. Registration Rights. After the Closing, the Company shall enter into a registration rights agreement with the Purchaser which provides the Purchaser unlimited demand registration rights and other customary terms reasonably acceptable to the Purchaser and the Company. The Company shall reimburse the Purchaser for all its costs and expenses (including reasonable attorney's fees and expenses) incurred in negotiating such registration rights agreement.

         Section 7.06. Satisfaction of Recapitalization Covenant. The Purchaser acknowledges and agrees that upon satisfaction of the conditions to closing set forth in Article IV hereof and the issuance and sale of the Securities to the Purchaser at the Closing, the Company shall have satisfied the covenant set forth in Section 5.1(h)(i) of the Credit Agreement.

         Section 7.07. 2004 Plan. Notwithstanding the fact that 2,391,268 shares of Common Stock are reserved for future grants under the 2004 Plan, the Company agrees that, unless otherwise agreed to in writing by the Company and the Purchaser, the actual number of shares of Common Stock that may be granted under the 2004 Plan shall not exceed 2,270,502 shares, subject to adjustment as a result of any merger, reorganization, recapitalization, stock dividend, stock split or reverse stock split, as provided under the 2004 Plan.

         Section 7.08. Repurchase Options. The Company agrees that it shall not, without the written consent of the Purchaser, issue any Repurchase Options or amend any Repurchase Option in a manner that results in a strike price that is not greater than the Repurchase Price of the Repurchase Shares.

                                  ARTICLE VIII

                                 Indemnification
                                 ---------------

Section 8.01.     Indemnification.
                  ---------------

(a) Indemnification by the Company. The Company will indemnify and defend the Purchaser and its Affiliates and each of their respective shareholders, partners, members, managers, directors, officers, employees, agents, attorneys and Affiliates (collectively, the "Purchaser Indemnified Persons") against and hold each Purchaser Indemnified Person harmless from any and all liabilities, obligations, losses, damages, costs, expenses, claims and reasonable attorneys' fees and expenses (collectively, "Losses"), that the Purchaser Indemnified Persons may incur due to:

          (i) any inaccuracy or breach of any of the representations and warranties of the Company contained in this Agreement or any other Sale Agreement; and/or

          (ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Company contained in this Agreement or any other Sale Agreement.

(b) Indemnification by the Purchaser. The Purchaser will indemnify and defend the Company and its Affiliates and each of their respective shareholders, partners, members, managers, directors, officers, employees, agents, attorneys and Affiliates (collectively, the "Company

         Indemnified Persons") against and hold each Seller Indemnified Person harmless from any and all Losses that the Seller Indemnified Persons may incur due to:

          (i) any inaccuracy or breach of any of the representations and warranties of the Purchaser contained in this Agreement or any other Sale Agreement; and/or

          (ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Purchaser contained in this Agreement or any other Sale Agreement.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

         Section 9.01. Notices. All notices, requests, demands and other communications to any party or given under this Agreement will be in writing and delivered personally, by overnight delivery or courier, by registered mail or by telecopier (with confirmation received) to the parties at the address or telecopy number specified for such parties on the signature pages hereto (or at such other address or telecopy number as may be specified by a party in writing given at least five business days prior thereto). All notices, requests, demands and other communications will be deemed delivered when actually received.

         Section 9.02. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         Section 9.03. Amendment of Agreement. This Agreement may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto; provided, that, Section 7.04 may not be amended and no provision thereof waived except by an instrument in writing signed on behalf of each of the parties hereto and either (i) a majority in number of the Existing Management or (ii) Existing Management party to Existing Management Option Agreements covering a majority in number of the Option Shares.

         Section 9.04. Successors and Assigns; Assignability. This Agreement will be binding upon and inures to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by the Company without the prior written consent of the Purchaser. The Purchaser may assign its rights hereunder to any permitted assignee of any of the Securities. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

         Section 9.05. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.

         Section 9.06. Integration. This Agreement and the other Sale Agreements contain and constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties hereto.

         Section 9.07. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 9.08. No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Company and the Purchaser, and no Person, other than assignees of the Purchaser's rights hereunder, may assert any rights as third-party beneficiary hereunder, except as provided in Article VIII, Section 9.03 or to assignees of the Purchaser.

         Section 9.09. Enforcement. Each Party hereby acknowledges and agrees that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach or threatened breach of the provisions of this Agreement by such Party would cause the other Party hereto irreparable harm and that money damages would not be an adequate remedy for any breach or threatened breach of the provisions of this Agreement by such Party. Therefore, each Party hereby agrees that the other Party hereof shall be entitled to equitable relief, including, without limitation, an injunction or injunctions (without the requirement of posting a bond, other security or any similar requirement or proving any actual damages), to prevent breaches or threatened breaches of this Agreement by such Party and to specifically enforce the terms and provisions of this Agreement, this being in addition to any other remedy to which such other Party is or may be entitled at law or in equity.

         Section 9.10. Submission to Jurisdiction. Each of the Company and the Purchaser hereby (a) agrees that any lawsuit, action, claim or proceeding with respect to this Agreement or any other Sale Agreement may be brought only in the courts of the State of New York or of the United States of America for the Southern District of New York, (b) accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of such courts, (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions, and (d) irrevocably consents to the service of process of any of the courts referred to above in any lawsuit, action, claim or proceeding by the mailing of copies of the process to the parties hereto as provided in
Section 9.01. Service effected as provided in this manner will become effective ten calendar days after the mailing of the process.

         Section 9.11. Waiver of Jury Trial. Each of the Company and the Purchaser hereby waives any right to a trial by jury in any lawsuit, action, claim or proceeding to enforce or defend any right under this Agreement or any other Sale Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement or any other Sale Agreement and agrees that any lawsuit, action, claim or proceeding will be tried before a court and not before a jury.

         Section 9.12. Ambiguities. This Agreement was negotiated between legal counsel for the parties and any ambiguity in this Agreement shall not be construed against the party who drafted this Agreement.

         Section 9.13. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Sale Agreements will be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.14. D&O Insurance. After the Closing Date, Purchaser shall (so long as it is a majority shareholder of the Company's common stock) use commercially reasonable efforts to ensure that the Company continues to maintain directors and officers insurance ("D&O Insurance") coverage for each current and former director and officer that is comparable to, or better than, the coverage (if any) existing under the Company's D&O Insurance policy in effect as of the Closing Date (as defined in the Credit Agreement).

         In witness whereof, the parties have executed and delivered this Agreement as of the date first written above.

COMPANY:
---------
Address for Notices:
--------------------

169 Progress Drive
Manchester, Connecticut  06040
Attention:        Chief Financial Officer
Facsimile:        (860) 645-7995
                                             SCAN-OPTICS, INC.
with a copy to:

Day, Berry & Howard LLP                      By:      /s/ Peter H. Stelling
                                                ---------------------------
CityPlace I                                     Name:    Peter H. Stelling
Hartford, Connecticut  06103-3499               Title:   Chief Financial Officer
Attention:        Richard D. Harris
Facsimile:        (860) 275-0343

PURCHASER:
Address for Notices:
c/o Patriarch Partners, LLC
112 South Tryon Street, Suite 700
Charlotte, North Carolina  28284
Attention:        Ms. Lynn Tilton            ARK CLO 2000-1, LIMITED
Facsimile No.:    (704) 375-0358
                                             By:      Patriarch Partners, LLC,
with a copy to:                                       its Collateral Manager

Richards Spears Kibbe & Orbe LLP
One World Financial Center                   By:      /s/ Lynn Tilton
                                                ---------------------
New York, New York  10281                       Name:    Lynn Tilton
Attention:        Mr. Eric O'Meara              Title:   Manager
Facsimile No.:    (212) 530-1801

                                   Schedule A
                  List of Existing Management Option Agreements

The following Options are covered by Existing Management Option Agreements as of the date of this Agreement and shall be covered by the Company's repurchase obligation specified in Section 7.04 of the Agreement.



--------------------------------- ------------------------- ----------------------------- ----------------------------
Name of Management Option Holder  Date of Option Grant      Number of Shares Covered by   Number of Shares Covered
                                                            Grant  (Pre-Recap)            by Grant After Giving
                                                                                          Effect to the Option
                                                                                          Issuance Post-Recap
--------------------------------- ------------------------- ----------------------------- ----------------------------
Joseph P. Crouch                          12/31/01                    100,000                        599,160
--------------------------------- ------------------------- ----------------------------- ----------------------------
Richard C. Goyette                        12/31/01                    145,000                        868,782
--------------------------------- ------------------------- ----------------------------- ----------------------------
Joel K. Howser                            12/31/01                    130,000                        778,908
--------------------------------- ------------------------- ----------------------------- ----------------------------
James C. Mavel                            12/31/01                    250,000                      1,497,900
--------------------------------- ------------------------- ----------------------------- ----------------------------
Clarence C. Rife                          12/31/01                    130,000                        778,908
--------------------------------- ------------------------- ----------------------------- ----------------------------
Michael Villano                           12/31/01                    140,000                        838,825
--------------------------------- ------------------------- ----------------------------- ----------------------------
Alan W. Ware                              12/31/01                    130,000                        778,908
--------------------------------- ------------------------- ----------------------------- ----------------------------
Peter Stelling                            04/26/04                      5,000                         29,958
--------------------------------- ------------------------- ----------------------------- ----------------------------
Mary Villano                              04/26/04                     50,000                        299,580
--------------------------------- ------------------------- ----------------------------- ----------------------------

--------------------------------- ------------------------- ----------------------------- ----------------------------
Total                                                                1,080,000                     6,470,929
--------------------------------- ------------------------- ----------------------------- ----------------------------


                                                                Exhibit 4.01(f)

                         [Certificate of Incorporation]

                                                                Exhibit 4.01(g)

                          [Certificate of Designations]